EXHIBIT 32
CERTIFICATION PURSUANT TO 18 USC. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Starbucks Corporation (“Starbucks”) on Form 10-K for the fiscal year ended September 28, 2008, as filed with the Securities and Exchange Commission on November 24, 2008 (the “Report”), Howard Schultz, Chairman, president and chief executive officer of Starbucks, and Peter J. Bocian, executive vice president, chief financial officer and chief administrative officer of Starbucks, each hereby certifies, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

November 24, 2008	/s/ Howard Schultz
Howard Schultz
chairman, president and chief executive officer

November 24, 2008	/s/ Peter J. Bocian
Peter J. Bocian
executive vice president, chief financial officer and chief administrative officer